===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        GLOBAL/INTERNATIONAL FUND, INC.
                            SCUDDER MUNICIPAL TRUST
                            SCUDDER SEURITIES TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

--------------------------------------------------------------------------------
                                                                   March 6, 2001

Kemper

Important News
--------------------------------------------------------------------------------

   for Kemper Global Discovery Fund, Scudder
   High Yield Tax Free Fund and Scudder
   21st Century Growth Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your fund that will be the subject of a shareholder vote.
================================================================================

                                      Q&A
--------------------------------------------------------------------------------
                             QUESTIONS AND ANSWERS
--------------------------------------------------------------------------------

Q  What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), your fund's investment manager, has initiated a program to reorganize the funds for which it serves as investment manager. The goal is to create one streamlined, multi-class family of funds. A proposal that relates to your fund's day-to-day operations requires the approval of the fund's shareholders.

Q  What issue am I being asked to vote on?

A As described in the enclosed Proxy Statement, you are asked to approve a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940; as described in the accompanying Proxy Statement, shareholder approval of the 12b-1 Plan will not result in any increase in fees or expenses.

After reviewing the proposal, your fund's Board has determined that this action is in the best interest of the fund's shareholders. The Board recommends that you vote FOR the proposal.

Q  What effect will the proposed Rule 12b-1 Plan have on my fund?

A Currently, your fund pays to Kemper Distributors, Inc. ("KDI") an administrative services fee as compensation for providing information and administrative services to the shareholders for the fund. The proposal, if adopted, will only change the legal structure under which the administrative services fee is paid. The reasons for the change, as well as the considerations of your fund's Board in making the proposal, are detailed within the enclosed Proxy Statement (see page 2).

Q  Will the new Role 12b-1 Plan increase my fund's management fee or expenses?

A No. The new Rule 12b-1 Plan will have no effect on your fund's management fee or expenses. In addition, KDI has agreed to maintain at least the same level and quality of services as it currently provides to each class. The only effect on your fund will be the adoption of a new agreement that will authorize the structure under which such services are provided and paid for. As discussed in the Proxy Statement, any material increase in your fund's expenses under the plan would have to be approved by the Board as well as by shareholders.
--------------------------------------------------------------------------------

                                                          [LOGO OF KEMPER FUNDS]

================================================================================

Q  Whom should I call for additional information about this Proxy Statement?

A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.


--------------------------------------------------------------------------------

                                                                   March 6, 2001

Dear Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), your Fund's investment manager, is proposing a series of changes to offer you a broader selection of investment products and greater efficiency of operations. A change that relates specifi-cally to your Fund's day-to-day operations requires the approval of the Fund's shareholders.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement summarizes the proposal that requires shareholder approval. The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to your Fund. After careful review, your Fund's Board has approved this proposal. The Board recommends that you read the enclosed ma-terials carefully and vote in favor of the proposal.

    To vote, simply fill out the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you pre-fer, you can save time and postage cost by voting on the Internet or by tele-phone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regarding this and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001 our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani                   /s/ Mark S. Casady


Edmond D. Villani                       Mark S. Casady
Chief Executive Officer                 President
Zurich Scudder Investments, Inc.        Global/International Fund, Inc.
                                        Scudder Municipal Trust
                                        Scudder Securities Trust

                        GLOBAL/INTERNATIONAL FUND, INC.
                             Global Discovery Fund

                            SCUDDER MUNICIPAL TRUST
                       Scudder High Yield Tax Free Fund

                           SCUDDER SECURITIES TRUST
                       Scudder 21st Century Growth Fund

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

    Please take notice that Special Meetings of Shareholders (each a "Meet-ing") of the Class A, Class B and Class C shares of Global Discovery Fund, Scudder High Yield Tax Free Fund and Scudder 21st Century Growth Fund (each, a "Fund") will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001, at 3:00 p.m., Eastern time, for the following purpose:

  Proposal:     To approve a Rule 12b-1 Plan (for Class A) and an Amended
                and Restated Rule 12b-1 Plan (for each of Class B and Class
                C). As described in the accompanying Proxy Statement, share-holder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class.

    The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or post-ponements thereof.

    Holders of record of the Class A, Class B and Class C shares of each Fund at the close of business on March 5, 2001 are entitled to vote at a Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at a Meeting with respect to one or more Classes, the persons named as proxies may propose one or more ad-journments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the applicable Class present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

                                                        By Order of the Boards,

                                                              /s/ John Millette
                                                                  John Millette
                                                                      Secretary


    March 6, 2001

  IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

                        GLOBAL/INTERNATIONAL FUND, INC.
                             Global Discovery Fund
                                345 Park Avenue
                         New York, New York 10154-0010

                            SCUDDER MUNICIPAL TRUST
                       Scudder High Yield Tax Free Fund

                           SCUDDER SECURITIES TRUST
                       Scudder 21st Century Growth Fund
                            Two International Place
                       Boston, Massachusetts 02110-4103

                             JOINT PROXY STATEMENT

                                    General

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board," the Trustees/Directors of each of which are referred to as the "Trustees/Directors" of the relevant Board) of each of Scudder Municipal Trust and Scudder Securities Trust (each, a "Trust") and Global/International Fund, Inc. (the "Corporation") for use at the Special Meeting of Shareholders of Class A, Class B and Class C shares of Global Discovery Fund, Scudder High Yield Tax Free Fund and Scudder 21st Century Growth Fund (each, a "Fund") to be held jointly at the offices of Zurich Scudder Investments, Inc., investment manager of each Fund ("ZSI"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (each a "Meeting"). This Proxy Statement, the Notice of Special Meetings and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    At the Meeting, shareholders will be asked to vote on one proposal (the "Proposal"), which proposes the approval of a Rule 12b-1 Plan (for Class A) and an Amended and Restated Rule 12b-1 Plan (for each of Class B and Class C). As discussed below, shareholder approval of the Proposal by a Class will not result in any increase in fees or expenses for that Class.

    In the description of the Proposal below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose Proxy Statement this is. In addition, for simplicity, all actions are described in this Proxy Statement as being taken by a Fund that is a se-ries of a Trust or Corporation, although all actions are actually taken by the respective Trust or Corporation, on behalf of the applicable Fund.

    EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-621-1048 OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATE-MENT.

   PROPOSAL: ADOPTION OF RULE 12b-1 PLAN AND AMENDED AND RESTATED RULE 12b-1
                                     PLANS

    This Proposal is being submitted to the shareholders of Class A, Class B and Class C (each, a "Class") of each Fund. The Board of each Trust/Corporation has approved, and recommends that Class A shareholders of the applicable Fund approve, a Rule 12b-1 Plan (the "Plan"), and that share-holders of each of Class B and Class C of the applicable Fund approve an Amended and Restated Rule 12b-1 Plan (each, an "Amended Plan," together, the "Amended Plans"), pursuant to the provisions of Rule 12b-1 under the Invest-ment Company Act of 1940, as amended (the "1940 Act"). Shareholder approval of the Plan or an Amended Plan will not result in any increase in fees or ex-penses for the applicable Class. Appendix 1 hereto shows each Fund's current fees and expenses and the fees and expenses that will be in effect if this Proposal is approved. A copy of the Plan is attached hereto as Exhibit A (for Class A shareholders). A copy of each of the form of the Amended Plans is at-tached hereto as Exhibit B (for Class B and Class C shareholders).

Background

    Each Trust/Corporation, on behalf of each Class of the applicable Fund, is currently a party to a Shareholder Services Agreement (the "Services Agree-ment") with Kemper Distributors, Inc. ("KDI"). Pursuant to the terms of each Services Agreement, KDI provides information and administrative services for the benefit of each Fund and the shareholders of each Class. In exchange for providing the services under the Services Agreement, each Class of each Fund pays to KDI an administrative services fee equal to, on an annual basis, up to 0.25% of the average daily net assets attributable to that Class. KDI uses the administrative services fee to compensate financial services firms ("firms") for providing personal services to and maintenance of accounts for their cus-tomers that hold shares of the applicable Class and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Class.

    Each of Class B and Class C of each Fund has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which KDI receives an asset-based fee of 0.75% of average daily net assets of each such Class. KDI uses the fee to pay for distribution and services for the applicable Class of the applicable Fund. Appendix 2 sets forth the amount of distribution fees paid by each Fund during the Fund's most recent fiscal year pursuant to the distribution plans applicable to Class B and Class C.

    Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that de-scribes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Trustees/Directors of any Trust/Corporation believes that the services that have been performed by KDI under the Services Agreement are primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncer-tainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the serv-ices performed by KDI under the Services Agreement are "distribution" servic-es, the Board of Trustees/Directors of each Trust/Corporation has adopted, and recommends that the shareholders of the affected Classes of each Fund approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C), each of which authorizes the payment of the administrative services fee pursu-ant to a Rule 12b-1 Plan. If shareholders approve the adoption of the Plan or an Amended Plan, the administrative services fee rate will not change. In ad-dition, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement.

Terms of the Plans and the Amended Plans

    As noted above, each Plan and each Amended Plan has been adopted for the purpose of authorizing the payment by each Class of the administrative serv-ices fee to KDI pursuant to Rule 12b-1. Neither the Plans nor the Amended Plans will change the administrative services fee rate. In addition, as noted above, KDI has agreed to maintain at least the same level and quality of serv-ices as are currently provided pursuant to each Services Agreement. Each Plan for Class A shares, if approved by shareholders, will authorize the payment of the 0.25% administrative services fee under a Rule 12b-1 Plan. Each Amended

Plan is substantially identical to the current distribution plan applicable to each of Class B and Class C of each Fund, except that, in addition to autho-rizing the asset-based distribution fee of 0.75% that it currently authorizes, it also authorizes the payment to KDI of the 0.25% administrative services fee pursuant to the Services Agreement. Each Board has adopted the Plan and each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, each Plan and each Amended Plan will become effective on July 1, 2001, and will remain in effect for one year after its effective date. Thereafter, each Plan and each Amended Plan may continue for additional one-year periods so long as such continuance is approved by a vote of both the Board of the applicable Trust/Corporation and the Trustees/Directors who are not "interested persons" of the applicable Trust/Corporation, as defined in the 1940 Act, and have no direct or indirect financial interest in the operation of the Plan or the Amended Plan, as the case may be, or in any agreement related to the Plan or the Amended Plan, re-spectively (the "Qualified Board Members"). This vote must take place at a meeting of a Board held in person and called for the purpose of voting on the Plan or the Amended Plan, as applicable.

    The applicable Board must approve all material amendments to each Plan or an Amended Plan in the manner described in the foregoing paragraph. An amend-ment that increases materially the amount to be spent for distribution under the Plan or Amended Plan must be approved by shareholders of the applicable Class as well as by the Board.

    Each Plan and each Amended Plan may be terminated at any time either by the applicable Board or by the shareholders of the applicable Class. Termina-tion by the Trustees/Directors requires the vote of a majority of the Quali-fied Board Members. Termination by the shareholders requires the vote of a ma-jority of the outstanding voting securities of the applicable Class.

    In connection with adopting each Plan and each Amended Plan, the Board of each Trust/Corporation has adopted amendments to each Services Agreement, which will become effective with respect to each Class if the shareholders of that Class approve the Plan and each Amended Plan. Such amendments incorporate the termination, amendment and annual approval terms described above to bring each Services Agreement into compliance with the requirements of Rule 12b-1. If shareholders of one or more Classes do not approve the adoption of the Plan or the Amended Plan, as the case may be, the current Services Agreement will remain in effect with respect to the applicable Class(es).

Trustee/Director Consideration

    In determining to recommend adoption of the Plan and the Amended Plans, the Board of each Trust/Corporation considered a variety of factors. The

Trustees/Directors examined the nature of the services KDI provides pursuant to each Services Agreement and the benefit such services provide to each Fund and the shareholders of the Class(es) of each Fund. In addition, the Board of each Trust/Corporation examined general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize payments under agree-ments similar to the Services Agreements. The Trustees/Directors were also ad-vised by independent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Trustees/Directors believe that the services performed by KDI un-der the Services Agreement have been or will be "distribution" services as de-fined in Rule 12b-1, but rather are post-sale administrative and other serv-ices provided to existing shareholders. Nonetheless, to avoid legal uncertain-ties and eliminate any doubt regarding the continuation of the Services Agree-ment that may arise in the future due to the ambiguity of the language con-tained in Rule 12b-1, each Board has adopted, and recommends that the share-holders of each applicable Class of each Fund approve, the Plan (for Class A) and an Amended Plan (for Class B and Class C).

    The Trustees/Directors noted that if the Plan and each Amended Plan is adopted the administrative services fee rate will not change. In addition, the Trustees/Directors considered that the services provided to shareholders pur-suant to the Services Agreement, such as establishing and maintaining accounts and records, processing purchase and redemption orders and answering routine questions regarding the Fund and their special features, are appropriate serv-ices to provide to shareholders. The Trustees/Directors also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Trustees/Directors concluded that it would be in the best interests of the applicable Fund, each Class and its shareholders if the Services Agreement operated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

      The Trustees/Directors of each Board unanimously recommend that the shareholders of each Class of the applicable Fund vote in favor of this
                                   Proposal.

                            ADDITIONAL INFORMATION

General

    The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement, and all other costs incurred in connection with the solicita-tion of proxies for Scudder High Yield Tax Free Fund and Scudder 21st Century Growth Fund, including any additional solicitation made by letter, telephone or telegraph (collectively, "Proxy Solicitation Costs"), will be paid by ZSI. Class A, Class B and Class C shares of Global Discovery Fund will bear, re-spectively,

$66,525, $86,186 and $18,886 in Proxy Solicitation Costs, which represents ap-proximately $0.0172, $0.0305 and $0.0239 per share of each such class, respec-tively, based on May 31, 2000 net assets for the Fund. ZSI will bear any cost overruns. In addition to solicitation by mail, certain officers and represent-atives of each Trust/Corporation, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (ad-dressed to the Secretary at the principal executive office of the applicable Trust/Corporation, c/o Zurich Scudder Investments, Inc., at the address for the Trust/Corporation shown at the beginning of this Proxy Statement) or in person at a Meeting, by executing a superseding proxy or by submitting a no-tice of revocation to the Fund. All properly executed proxies received in time for the Meetings will be voted as specified in the proxy or, if no specifica-tion is made, in favor of the Proposal.

    For each Class of each Fund, the presence at a Meeting, in person or by proxy, of the holders of at least one-third of the shares entitled to be cast of such Class shall be necessary and sufficient to constitute a quorum for the transaction of business for that Class. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not ob-tained at a Meeting with respect to one or more Classes, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Class' shares present in person or by proxy at a Meeting. The persons named as proxies will vote in fa-vor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those prox-ies to be voted against that Proposal. For purposes of determining the pres-ence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nomi-nees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Shareholders of each Class will vote separately with respect to the Pro-posal. Approval of the Proposal, with respect to each Class, requires the af-firmative vote of a "majority of the outstanding voting securities" of the Class. The term

"majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Class present at a Meeting if more than 50% of the outstanding voting securities of the Class are present in per-son or by proxy or (2) more than 50% of the outstanding voting securities of the Class. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

    Holders of record of the shares of each Class of each Fund at the close of business on March 5, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting. Ap-pendix 3 hereto sets forth the number of shares outstanding for each Class of each Fund as of February 5, 2001.

    To the best of each Trust's/Corporation's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of the outstanding Class A, Class B or Class C shares of any Fund.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $8,078.68. As the Meeting date approaches, certain shareholders of a Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the share-holder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in per-son. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at a Meeting.

Principal Underwriter and Administrator

    KDI, 222 South Riverside Plaza, Chicago, Illinois 60606 is the principal underwriter and administrator for Class A, Class B and Class C shares of each Fund.

Proposals of Shareholders

    Shareholders wishing to submit proposals for inclusion in a proxy state-ment for a shareholder meeting subsequent to the Meetings, if any, should send their written proposals to the Secretary of the applicable Trust/Corporation, c/o Zurich Scudder Investments, Inc., at the address for the Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time be-fore the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters To Come Before the Meeting

    No Trustee/Director is aware of any matters that will be presented for ac-tion at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares repre-sented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,

/s/ John Millette

John Millette

Secretary

                                                                      EXHIBIT A

                   Fund: [Name of Fund] (the "Fund")
                   Series: [Name of Series] (the "Series")
                   Class: Class A (the "Class")

                            FORM OF RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of [Trustees/Directors] including a majority of the [trustees/directors] who are not "interested persons" of the Fund and who have no direct or indirect finan-cial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides infor-mation and administrative services for the benefit of the Fund and its share-holders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compen-sate various financial services firms ("Firms") for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and re-demption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and addresses, and such other admin-istrative services as the Fund or KDI may reasonably request.

    2. Periodic Reporting. KDI shall prepare reports for the Board of [Trustees/Directors] on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other in-formation as from time to time shall be reasonably requested by the Board of [Trustees/Directors].

    3. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the [trustees/directors], and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    4. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    5. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund for its services under the Services Agree-ment with respect to the Class without the vote of a majority of the outstand-ing voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    6. Selection of Non-Interested [Trustees/Directors]. So long as this Plan is in effect, the selection and nomination of those [trustees/directors] who are not interested persons of the Fund will be committed to the discretion of [trustees/directors] who are not themselves interested persons.

    7. Recordkeeping. The Fund will preserve copies of this Plan, the Services Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

    8. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any [trustee/director], officer, employee, agent, or shareholder of the Fund. [Neither the authorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.]

    9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    10. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                                                                      EXHIBIT B

                   Fund:[Name of Fund] (the "Fund")
                   Series:[Name of Series] (the "Series")
                   Class:Class B (the "Class")

                 FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of [Trustees/Directors], including a majority of the [trustees/directors] who are not "interested persons" of the Fund and who have no direct or indirect finan-cial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the an-nual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Series attributable to the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the dis-tribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

    2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administra-tive services for the benefit of the Fund and its shareholders. This Plan au-thorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agree-ment, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and address-es, and such other administrative services as the Fund or KDI may reasonably request.

    3. Periodic Reporting. KDI shall prepare reports for the Board of [Trustees/Directors] on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other in-formation as from time to time shall be reasonably requested by the Board of [Trustees/Directors].

    4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the [trustees/directors], and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    6. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All ma-terial amendments to this Plan must in any event be approved by a vote of a majority of the Board of [Trustees/Directors], and of the Qualified Board Mem-bers, cast in person at a meeting called for such purpose.

    7. Selection of Non-Interested [Trustees/Directors]. So long as this Plan is in effect, the selection and nomination of those [trustees/directors] who are not interested persons of the Fund will be committed to the discretion of [trustees/directors] who are not themselves interested persons.

    8. Recordkeeping. The Fund will preserve copies of this Plan, the Distri-bution Agreement, the Services Agreement and all reports made pursuant to Par-agraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such re-port, as the case may be, the first two (2) years in an easily accessible place.

    9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any [trustee/director], officer, employee, agent, or shareholder of the Fund. [Neither the authorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.]

    10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                   Fund:[Name of Fund] (the "Fund")
                   Series:[Name of Series] (the "Series")
                   Class:Class C (the "Class")

                 FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of [Trustees/Directors], including a majority of the [trustees/directors] who are not "interested persons" of the Fund and who have no direct or indirect finan-cial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the an-nual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Series attributable to the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the dis-tribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

    2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administra-tive services for the benefit of the Fund and its shareholders. This Plan au-thorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agree-ment, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and address-es, and such other administrative services as the Fund or KDI may reasonably request.

    3. Periodic Reporting. KDI shall prepare reports for the Board of [Trustees/Directors] on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other in-formation as from time to time shall be reasonably requested by the Board of [Trustees/Directors].

    4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the [trustees/directors], and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    6. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All ma-terial amendments to this Plan must in any event be approved by a vote of a majority of the Board of [Trustees/Directors], and of the Qualified Board Mem-bers, cast in person at a meeting called for such purpose.

    7. Selection of Non-Interested [Trustees/Directors]. So long as this Plan is in effect, the selection and nomination of those [trustees/directors] who are not interested persons of the Fund will be committed to the discretion of [trustees/directors] who are not themselves interested persons.

    8. Recordkeeping. The Fund will preserve copies of this Plan, the Distri-bution Agreement, the Services Agreement and all reports made pursuant to Par-agraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such re-port, as the case may be, the first two (2) years in an easily accessible place.

    9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any [trustee/director], officer, employee, agent, or shareholder of the Fund. [Neither the authorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.]

    10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                                  APPENDIX 1

                             Global Discovery Fund

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column for the Fund shows the Fund's current fees and expenses and the "Proposed" column shows the effect of the Proposal on the Fund's fees and expenses if the Proposal is approved by share-holders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

How Much Investors Pay

                                                              Current                Proposed
                                                      ----------------------- -----------------------
                     Fee Table                        Class A Class B Class C Class A Class B Class C
                     ---------                        ------- ------- ------- ------- ------- -------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed On Purchases (%
  of offering price)................................   5.75%   None    None    5.75%   None    None
Maximum Contingent Deferred Sales Charge (Load) (%
  of redemption proceeds)...........................   None*   4.00%   1.00%   None*   4.00%   1.00%
Annual Operating Expenses, deducted from fund assets
Management Fee......................................   1.10%   1.10%   1.10%   1.10%   1.10%   1.10%
Distribution (12b-1) Fee............................   None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses**....................................   0.65%   0.70%   0.68%   0.40%   0.45%   0.43%
Total Annual Operating Expenses.....................   1.75%   2.55%   2.53%   1.75%   2.55%   2.53%

    Other expenses are restated to reflect a new fixed administrative fee.

  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

  ** Includes a fixed rate administrative fee of 0.40%, 0.45%, and 0.425% for Class A, Class B, and Class C, respectively. Under the "Current" column, "Other Expenses" includes administrative service fees.

    Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. The example is the same re-gardless of whether the Proposal is approved by shareholders. This expense ex-ample assumes the expenses above remain the same. It also assumes that you in-vested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                                          1 Year 3 Years 5 Years 10 Years
-------                                          ------ ------- ------- --------
Expenses, assuming you sold your shares at the end of each period
Class A shares..................................  $743  $1,094  $1,469   $2,519
Class B shares..................................   658   1,093   1,555    2,510
Class C shares..................................   356     788   1,345    2,866

Expenses, assuming you kept your shares
Class A shares..................................  $743  $1,094  $1,469   $2,519
Class B shares..................................   258     793   1,355    2,510
Class C shares..................................   256     788   1,345    2,866

                       Scudder High Yield Tax Free Fund

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column for the Fund shows the Fund's current fees and expenses and the "Proposed" column shows the effects on the Fund's fees and expenses if the Proposal is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

How Much Investors Pay

                                                              Current                Proposed
                                                      ----------------------- -----------------------
                     Fee Table                        Class A Class B Class C Class A Class B Class C
                     ---------                        ------- ------- ------- ------- ------- -------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed On Purchases (%
  of offering price)................................   4.50%   None    None    4.50%   None    None
Maximum Deferred Sales Charge (Load) (% of
  redemption proceeds)..............................   None*   4.00%   1.00%   None*   4.00%   1.00%
Annual Operating Expenses, deducted from fund assets
Management Fee......................................   0.64%   0.64%   0.64%   0.64%   0.64%   0.64%
Distribution (12b-1) Fee............................   None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses......................................   0.43%   0.42%   0.41%   0.18%   0.17%   0.16%
Total Annual Operating Expenses**...................   1.07%   1.81%   1.80%   1.07%   1.81%   1.80%

  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

  ** ZSI will cap total annual operating expenses voluntarily at 0.80%, 1.60% and 1.58% for Class A, B and C shares, respectively. These caps may be terminated at any time at the option of ZSI.

    Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. The example is the same re-gardless of whether the Proposal is approved by shareholders. This expense ex-ample assumes the expenses above remain the same. It also assumes that you in-vested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example                                          1 Year 3 Years 5 Years 10 Years
-------                                          ------ ------- ------- --------
Expenses, assuming you sold your shares at the end of each period
Class A shares..................................  $554   $775   $1,014   $1,697
Class B shares..................................   584    869    1,180    1,754
Class C shares..................................   283    566      975    2,116

Expenses, assuming you kept your shares
Class A shares..................................  $554   $775   $1,014   $1,697
Class B shares..................................   184    569      980    1,754
Class C shares..................................   183    566      975    2,116

                       Scudder 21st Century Growth Fund

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column for the Fund shows the Fund's current fees and expenses and the "Proposed" column shows the effect on the Fund's fees and expenses if the Proposal is approved by shareholders. Both columns are based on the Fund's fees and expenses for the most recent fiscal year; actual expenses may be different.

How Much Investors Pay

                                                              Current                Proposed
                                                      ----------------------- -----------------------
                     Fee Table                        Class A Class B Class C Class A Class B Class C
                     ---------                        ------- ------- ------- ------- ------- -------
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed On Purchases (%
  of offering price)................................   5.75%   None    None    5.75%   None    None
Maximum Contingent Deferred Sales Charge (Load) (%
  of redemption proceeds)...........................   None*   4.00%   1.00%   None*   4.00%   1.00%
Annual Operating Expenses, deducted from fund assets
Management Fee......................................   0.75%   0.75%   0.75%   0.75%   0.75%   0.75%
Distribution (12b-1) Fee............................   None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses......................................   1.10%   1.44%   1.91%   0.85%   1.19%   1.66%
Total Annual Operating Expenses**...................   1.85%   2.94%   3.41%   1.85%   2.94%   3.41%

    Information in the tables has been restated to reflect a new investment management fee rate.

  * The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

  ** ZSI will cap total annual operating expenses voluntarily at 1.45%, 2.20% and 2.20% for Class A, B and C shares, respectively. These caps may be terminated at any time at the option of ZSI.

    Based on the costs above, this example helps you compare each share class expenses to those of other mutual funds. The example is the same regardless of whether the Proposal is approved by shareholders. The example assumes the ex-penses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual ex-penses will be different.

Example                                          1 Year 3 Years 5 Years 10 Years
-------                                          ------ ------- ------- --------
Expenses, assuming you sold your shares at the end of each period
Class A shares..................................  $752  $1,123  $1,518   $2,619
Class B shares..................................   697   1,210   1,748    2,767
Class C shares..................................   444   1,048   1,774    3,694

Expenses, assuming you kept your shares
Class A shares..................................  $752  $1,123  $1,518   $2,619
Class B shares..................................   297     910   1,548    2,767
Class C shares..................................   344   1,048   1,774    3,694

                                  APPENDIX 2

                               Distribution Fees

    The following table discloses fees paid by each Fund, on behalf of Class B and Class C, during the Fund's most recent fiscal year, pursuant to the dis-tribution plans applicable to Class B and Class C.

                                           Fees Paid Pursuant
                                                   to
                                           Distribution Plan
                          Aggregate Fees   as a Percentage of                                     Date of Most
                         Paid Pursuant to    Fund's Average                                          Recent
                         Distribution Plan Net Assets During  Amounts Paid to Date Distribution   Amendment of
      Fund/Class           During Period         Period       Affiliates(/1/) Plan was Adopted  Distribution Plan
      ----------         ----------------- ------------------ --------------- ----------------- -----------------
Global Discovery Fund--
 Class B                    $633,645.00           0.75%             --             3/3/98            8/6/98
Global Discovery Fund--
 Class C                    $177,829.00           0.75%             --             3/3/98            8/6/98
Scudder 21st Century
 Growth Fund--Class B       $    512.00           0.75%             --             2/7/00               N/A
Scudder 21st Century
 Growth Fund--Class C       $    270.00           0.75%             --             2/7/00               N/A
Scudder High Yield Tax
 Free Fund--Class B         $     69.00           0.75%             --             2/7/00               N/A
Scudder High Yield Tax
 Free Fund--Class C         $     21.00           0.75%             --             2/7/00               N/A

-----------
(/1/)This column sets forth amounts paid to any person who is an affiliated person of the Fund, ZSI, or KDI, an affiliated person of such person, or a person that during each Fund's most recent fiscal year received 10% or more of the aggregate amount paid by the Fund, on behalf of the applica-ble Class, under the applicable distribution plan.

                                   APPENDIX 3

                            Fund Shares Outstanding

    The table below sets forth the number of shares outstanding for each appli-cable Class of each Fund as of February 5, 2001.

                                                                      Number of
                                                                       Shares
Fund                                                                 Outstanding
----                                                                 -----------
Global/International Fund, Inc.
Global Discovery Fund
  Class A...........................................................  4,923,468
  Class B...........................................................  3,280,840
  Class C...........................................................    930,944

Scudder Municipal Trust
Scudder High Yield Tax Free Fund
  Class A...........................................................  1,297,649
  Class B...........................................................    320,808
  Class C...........................................................    252,013

Scudder Securities Trust
Scudder 21st Century Growth Fund
  Class A...........................................................    844,121
  Class B...........................................................    212,035
  Class C...........................................................    190,857

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THANK YOU

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        for mailing your proxy card promptly!

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                              We appreciate your
                            continuing support and
                            look forward to serving
                         your future investment needs.

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Kemper Funds
================================================================================
 .  Kemper Global Discovery Fund
 .  Scudder High Yield Tax Free Fund
 .  Scudder 21st Century Growth Fund


                                                                     KP STMT #23
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                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                   PO Box 219151, Kansas City, MO 64121-9151

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing

                                [NAME OF FUND]

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Caroline Pearson, John Millette and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 3:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES/DIRECTORS OF THE FUND. THE BOARD OF TRUSTEES/DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

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PROPOSAL

To approve a Rule 12b-1 Plan (for Class A) and to approve an Amended and Restated Rule 12b-1 Plan (for each of Class B and Class C).

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE